 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

Form  8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                                                     February 5, 2010

FLINT TELECOM GROUP, INC.
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(Exact Name of Registrant as Specified in its Charter)

Nevada	0-21069	36-3574355
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

375 N. Stephanie St., Suite 1411, Henderson, NV 89014
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(Address of Principal Executive Offices)   (Zip Code)

(Former Address: 327 Plaza Real, Suite 319, Boca Raton, FL 33432)

(561) 394-2748
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(Registrant’s Telephone Number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective February 5, 2010, Flint Telecom Group, Inc. (“Flint”) entered into a settlement agreement with Michael Butler, a member of Flint’s board of directors and an investor in Flint, in which all of Mr. Butler’s loans to Flint have been cancelled in exchange for 302,000 shares of Series E preferred stock of Flint, valued at €10.00 per share, having the following material terms:

1.	Yielding a 14% annual dividend payment, payable monthly in Euros, from February 28, 2010;
2.	Convertible at any time into that number of shares of Common Stock as is determined by the quotient of (i) €10.00 over (ii) the Conversion Price in effect at the time of conversion.
a.	The Conversion Price has a 20% discount to the Market Price at time of conversion and subject to a minimum conversion price of $0.275 per Common Share
b.	Market Price means the average closing price of Flint’s common stock over the twenty trading days preceding the conversion request date
c.	The common stock issued at the time of conversion will be restricted stock and subject to SEC 144 Rule
3.	The Preference Shares will be transferable at Mr. Butler’s discretion, after giving Flint a right of first refusal;
4.	A penalty rate of 0.5% per month on the total amount outstanding will apply for dividend payments that are more than 10 days late, and will continue to apply until default payments are caught up.

The foregoing description of the Settlement Agreement and Certification of Designation of Series E Preferred Stock are qualified in their entirety by reference to the full text of those agreements, which are attached hereto as Exhibits 10.1 and 3.1, respectively, and are incorporated herein by reference.

ITEM 2.03  CREATION OF A DIRECT FINANCIAL OBLIGATION

The information set forth in Item 1.01 above is incorporated herein by reference as it relates to Flint’s obligation to pay an annual dividend of 14% to Mr. Butler pursuant to the Certificate of Designation of Series E Preferred Stock. The terms and conditions of the Series E preferred stock is qualified in its entirety by reference to the full text of the Certificate of Designation of Series E Preferred Stock, which is attached hereto as Exhibit 3.1, and is incorporated herein by reference

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The information set forth in Item 1.01 above is incorporated herein by reference as it relates to the issuance of  302,000 shares of Series E preferred stock, convertible into common stock at a 20% discount to the Market Price at time of conversion and subject to a minimum conversion price of $0.275 per common share.  Based on the minimum conversion price, Mr. Butler would receive 10,981,818 shares of common stock if all preferred shares were converted into common stock.  The terms and conditions of the Series E preferred stock is qualified in its entirety by reference to the full text of the Certificate of Designation of Series E Preferred Stock, which is attached hereto as Exhibit 3.1, and is incorporated herein by reference.

We believe our offering and sale of the securities in the above transaction, made only to an accredited investor, was exempt from registration under Section 4(2) of the Securities Act and Regulation D.  The certificate representing the securities issued contain a legend to the effect that such securities were not registered under the Securities Act and may not be transferred except pursuant to an effective registration statement or pursuant to an exemption from such registration requirements.

ITEM 9.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Not applicable.

(b) Not applicable.

(c)	Exhibits. The following exhibits are filed with this report:

Exhibit Number --------------------	Description ---------------

3.1	Certificate of Designation of Series E Preferred Stock
10.1	Settlement Agreement by and among Flint Telecom Group, Inc. and Michael Butler.

                                                         SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLINT TELECOM GROUP, INC.
By: /s/ Vincent Browne
Date: February 11, 2010	Vincent Browne,
Chief Executive Officer